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                                                                    Exhibit 10.1

                            FIFTH AMENDMENT AGREEMENT
                                       TO
                     PALLADIUM AND PLATINUM SALES AGREEMENT


         THIS FIFTH AMENDMENT AGREEMENT (this "Amendment") is made and entered into as of this 4th day of May 2004 by and between STILLWATER MINING COMPANY, a Delaware corporation, whose address is 536 East Pike Avenue, Columbus, MT 59019 ("SMC"), and FORD MOTOR COMPANY, a Delaware corporation, whose address is 15700 Lundy Drive, Suite 203, Dearborn, Michigan 48126 ("Ford").

         SMC and Ford are parties to a Palladium and Platinum Sales Agreement dated as of August 13, 1998 (as amended by the First Amendment Agreement dated as of October 27, 2000; by the Second Amendment Agreement dated as of March 27, 2001; by the Third Amendment Agreement dated as of March 13, 2002; and by the Fourth Amendment Agreement dated as of February 20, 2003, the "Original Contract," and, as the same may be amended from time to time, the "Agreement"). [***]

         Accordingly, the parties hereto agree as follows:

SECTION 1.  Definitions; Interpretation.

            (a) Terms Defined in Agreement. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned to them in the Agreement.

            (b) Interpretation. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

SECTION 2.  Amendments to the Agreement.

            (a) Amendments. The Agreement shall be amended as follows, effective for deliveries made subsequent to May 1, 2004 (except that the amendment set forth in subsection (viii) shall be effective upon execution of this Amendment), and upon satisfaction of the conditions set forth in Section 3:

                (i) The definition of "[***]" in Section 1 of the Agreement shall be amended by deleting it in its entirety and by substituting the following therefor:

                [***]


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                (ii) The definition of "Pricing Month" in Section 1 of the
Agreement shall be amended by deleting it in its entirety and by substituting the following therefor:

                "Pricing Month means the month prior to delivery during which pricing is determined pursuant to Section 4 of this Agreement."

                (iii) The definition of "[***]" in Section 1 of the Agreement shall be deleted in its entirety.

                (iv) The definition of "[***]" shall be deleted and replaced by the following definition of the London AM Fix:

                [***]

                (v) Section 3 of the Agreement shall be amended by deleting the first paragraph thereof in its entirety and by substituting the following therefor:

                [***]

                (vi) Section 3 of the Agreement shall be amended by deleting subsection (b) thereof in its entirety and by substituting the following therefor:

                [***]

                (vii) Section 3 of the Agreement shall be amended by deleting subsection (c) thereof in its entirety and by substituting the following therefor:

                "(c) Notification of Estimated Annual Production and of Actual Monthly Production. Not later than December 15th prior to each Contract Year, SMC shall, for informational purposes only, notify Ford in writing of the Estimated Annual Production for such Contract Year. Not later than the last Business Day of the calendar month during which actual production occurs, SMC shall notify Ford in writing of its Actual Monthly Production for such



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month, which amount will be priced during such month of production (i.e. over the Pricing Month) and released to the Delivery Point on the twentieth day following the Pricing Month (of if such day is not a Business Day, on the next following Business Day). Ford and SMC will verify actual production amounts by reference to production data set forth in SMC's Quarterly Reports on Form 10-Q, filed with the Securities and Exchange Commission (the "SEC"). Ford shall have the right to request from SMC statements from SMC's third party refiners to verify Actual Monthly Production amounts.

                By way of example, for delivery of Metal on January 20, 2004, SMC will notify Ford of the Actual Monthly Production for the month of December 2003 on December 31, 2003 and the Metal will be priced from December 1, 2003 to December 31, 2003, and delivered to Ford on January 20, 2004. "

                (viii) Section 5 of the Agreement shall be amended by deleting the first sentence of the first paragraph thereof in its entirety and by substituting the following therefor:

                Section 5. Payment Terms. Within 5 Business Days after the end of each Pricing Month, SMC will notify Ford in writing via facsimile as to the formula-based pricing computations set forth in Section 4 above for the actual quantities of Metal to be delivered by SMC pursuant to this Agreement on the twentieth day following the applicable Pricing Month (or if such day is not a Business Day, on the next following Business Day).

            (b) References Within Agreement. Each reference in the Agreement to "this Agreement" and the words "hereof," "herein," "hereunder," or words of like import, shall mean and be a reference to the Agreement as amended by this Amendment.

SECTION 3. Conditions of Effectiveness. The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of the following condition precedent:

            (a) Agreement. SMC and Ford shall have each received a signed counterpart of this Amendment, or a facsimile copy thereof, signed by the other party hereto.

SECTION 4.  Miscellaneous.

            (a) Agreement Otherwise Not Affected. Except as expressly amended pursuant hereto, the Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

            (b) No Reliance. Each party hereto hereby acknowledges and confirms to the other that such party is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representations, understanding or communication by or on behalf of any other Person.

            (c) Binding Effect. This Amendment shall be binding upon, inure to the benefit of and be enforceable by each party hereto and their respective successors and assigns.

            (d) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW


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YORK UPON THE SAME TERMS AND CONDITIONS AS THOSE SET FORTH IN SECTION 26 OF THE
AGREEMENT.

            (e) Complete Agreement; Amendments. This Amendment contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes to the extent inconsistent all prior commitments, drafts, communications, discussions and understandings, oral or written, with respect thereto. This Amendment may not be modified, amended or otherwise altered except in accordance with the terms of
Section 24 of the Agreement.

            (f) Severability. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Amendment shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Amendment, or the validity or effectiveness of such provisions in any other jurisdiction.

            (g) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

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         IN WITNESS WHEREOF, the parties hereto have duly executed this
Amendment, as of the date first above written.


STILLWATER MINING COMPANY                   FORD MOTOR COMPANY


By:    /s/ John R. Stark                    By:    /s/ Jeff Engez
Name:  John R. Stark                        Name:  Jeff Engez
Title: Vice President                       Title: Executive Director American
                                                   Purchasing



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